Putnam
High
Quality
Bond Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As you know from the proxy statement recently sent to you, the Trustees have approved Putnam Management's proposal to merge Putnam High Quality Bond Fund (formerly Putnam Federal Income Trust) into Putnam American Government Income Fund.

Both the management company and Trustees agree that merging your relatively small fund into a larger fund with a similar strategy and objective will be more cost efficient and in the best interests of shareholders.

Assuming the merger is approved by shareholders on July 1, 1999, it will be effective immediately thereafter. Shares of your fund will be exchanged for shares of Putnam American Government Income Fund to create new accounts of equal value. Since both funds pay distributions monthly, there should be no significant change in the income stream of shareholders who receive their distributions in cash. The merger is not intended to be a taxable event for shareholders.

If you have not completed and returned your proxy vote on this matter, I urge you to do so now.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999



Report from the Fund Managers

Kevin M. Cronin
Krishna K. Memani
James M. Prusko

During the first six months of Putnam High Quality Bond Fund's fiscal year 1999, the historic and pronounced global flight to quality that took place in the summer and early fall of 1998 reversed itself quite dramatically. Investors' fears over worldwide recession dissolved as they once again embraced those bond sectors that offered higher potential yields with greater risk. Your fund's ability to invest in several different types of fixed-income securities provided the flexibility to take advantage of some market opportunities but could not insulate it completely from declines in other sectors.

Total return for 6 months ended 4/30/99

       Class A            Class B          Class M
     NAV      POP      NAV      CDSC     NAV      POP
--------------------------------------------------------
    -0.23%   -4.97%   -0.49%    -5.32%  -0.28%   -3.49%
--------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


* U.S. FIXED-INCOME SECTORS DIVERGE

During your fund's semiannual period, the U.S. economy continued to exhibit excellent performance with moderate growth, stable prices, rising incomes, and low unemployment. The pace of economic growth exceeded economists' estimates and was fueled by the purchasing behavior of U.S. consumers. Personal income and consumer spending increased, fueled by nonfarm payroll and wage gains as well as by the lowest unemployment rate since 1970. In addition, automobile manufacturers reported increases in U.S. sales, while existing-home sales rose to record highs. Concerns about unfettered growth were mitigated by continued low inflation.

The steady economy generally helped bonds, but sectors of the fixed-income market diverged sharply during the semiannual period. Treasuries registered some of their sharpest losses in years. Although they faced no fundamental problems -- in fact, the federal budget surplus continues to reduce the supply of outstanding debt -- prices fell from their peaks in the fourth quarter of 1998. Similarly investment-grade corporate bonds struggled a bit, though high-yield corporates made gains, continuing their rebound from late 1998. Rising issuance of new corporate bonds signaled healthy conditions for business. Mortgage-backed securities held firm and corporate earnings were generally better than expected.


[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/98-4/30/99

Lehman Brothers
Mortgage-Backed Securities Index     2.4%

Lehman Brothers
Corporate Bond Index                 1.8%

Salomon Brothers
World Government Bond Index         -3.4%

Lehman Brothers
Long Term Treasury Bond Index       -3.6%

Footnote reads:
*Past performance is not indicative of future results. These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. The indexes may include bonds different from those in the fund. It is not possible to invest directly in an index.


* FLIGHT-TO-QUALITY REVERSAL AFFECTS INVESTMENT-GRADE BONDS

During your fund's semiannual period, fixed-income investors pushed interest rates higher and bond prices lower, responding to signs of robust U.S. economic growth and speculation that the Federal Reserve Board would be forced to raise interest rates. In this environment, fixed-income spread sectors (mortgage-backed securities, corporates, and asset-backed securities) significantly outperformed U.S. Treasuries of comparable duration, as investors showed a willingness to trade the high-quality bonds they had favored in late 1998 for bonds with lower credit quality. As investor demand for higher-yielding, lower-quality bonds increased, prices across all U.S. investment-grade sectors declined.

Your fund employed a modestly long duration (a measure of interest-rate sensitivity) early in the fiscal year. Essentially the longer a fund's duration, the more likely its net asset value will be positively affected by a reduction in rates. The tradeoff for this opportunity is that a long duration makes the fund more vulnerable to a decline in net asset value if rates should increase.

We began the semiannual period with the expectation that market volatility, created by the delicate economic situation in Brazil, would drive U.S. interest rates lower and considered the long duration an appropriate stance for such an environment. Instead, emerging markets stabilized and signs of economic growth in the United States pushed domestic interest rates up. Although we moved quickly to shorten the duration, we could not prevent some negative impact on performance.

* CORPORATES CONTRIBUTE TO PERFORMANCE

Your fund's strategy is designed to add value by seeking incremental excess return from multiple sources, including sector rotation, security selection, duration management, and yield curve positioning. In addition, we employ prudent risk control. The process emphasizes those sources of return believed to be most reliable in today's markets: namely sector rotation and security selection.

Indeed, sector rotation played a key role in our portfolio positioning over the period as we shifted assets to U.S. spread sectors. Modest overweight positions in mortgage-backed securities, corporates, and asset-backed securities contributed to your fund's performance during the period. Among corporate bond positions, our strategy of emphasizing large liquid credits and issues, avoiding commodity-sensitive sectors such as the energy sector, and focusing on the favorable climate for mergers and acquisitions in the finance and telecommunications sectors contributed to relative returns.

Merger and acquisition activity, in fact, was unusually active throughout the period. Megamerger announcements included Fleet Financial
Group/BankBoston, MediaOne/Comcast, Airtouch/Vodaphone, and BP
Amoco/Atlantic Richfield. Cross-border mergers were also significant with a record $260 billion of announced deals in the first quarter of 1999, further demonstrating the impact of globalization.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                                   10/31/98             4/30/99

Mortgage-backed
securities                           43.6%               38.3%

U.S. Treasury
securities                           25.0%               49.7%

Foreign
bonds and notes                       2.1%                0.0%

Corporate bonds                      13.8%                0.0%

Collateralized
mortgage obligations                 12.9%                4.5%

Short-term
investments                           6.0%                4.2%

Other                                 0.0%                0.3%

Footnote reads:
* Based on total net assets as of indicated date. Holdings will vary over time.


In this generally challenging period for U.S. investment-grade bonds, the high-yield sector sported notably positive returns in the domestic fixed-income universe. Investors were drawn to the sector's attractive yields, as the investment climate grew increasingly amenable to risk. Robust economic growth, a near absence of inflationary pressures, low interest rates, and continued minimal defaults set a positive backdrop for the high-yield sector. Spreads against Treasuries tightened in the upper- and middle-quality tiers and in unrated issues. It is important to note that while we successfully positioned the fund to benefit from gains in the higher-quality sectors, the fund's emphasis on quality bonds prevented us from pursuing the opportunities available in the high-yield market.

* MORTGAGE-BACKED SECURITIES PROVIDE STEADY INCOME

Mortgage-backed securities generally offer higher yields than Treasuries in order to compensate investors for prepayment risk -- the risk that their principal may be returned in full at some point prior to the securities' stated maturity and may need to be reinvested at lower rates.

Within the mortgage-backed sector, our emphasis on securities with lower prepayment sensitivity, primarily lower-coupon, 15-year-maturity mortgage-backed securities, and on sectors with structural prepayment protection such as commercial mortgage-backed security (CMBS) issues proved rewarding. CMBS issues represent mortgages of office buildings, hotels, multifamily housing, and industrial real estate. Unlike residential mortgages, CMBS issues have the advantage of a measure of prepayment protection. For example, under the terms of some loans, commercial mortgage owners are not allowed to prepay for the first five years.


"Putnam High Quality Bond Fund's strategy is designed to add value by seeking incremental excess return from multiple sources, including sector rotation, security selection, duration management, and yield curve positioning."

 -- Kevin Cronin, portfolio manager


Looking ahead, we believe that favorable security selection opportunities exist primarily in the higher coupon and seasoned pass-through sectors of the mortgaged-backed market. Favorable economic activity continues to support real estate fundamentals. Therefore, we plan to maintain our emphasis on the commercial mortgage-backed securities sector.


* ENVIRONMENT CALLS FOR SLIGHTLY DEFENSIVE APPROACH

Although the U.S. economy is likely to slow from its torrid late 1998 growth rate, Putnam's analysis indicates that the United States is still on track for above-trend economic growth overall in 1999. If global capital markets remain stable, we believe that U.S. interest rates are likely to move higher, reflecting the strong underlying economy. Given this expectation, our duration and yield curve strategy is currently neutral to slightly defensive.

Believing that much of the reversal of the flight to quality has run its course, we have modestly reduced the fund's exposure to mortgage-backed securities. The fund's holdings in the corporate and international sectors were eliminated in preparation for the fund's anticipated merger with Putnam American Government Income Fund.

We will continue to monitor the strength of the U.S. economy and its impact on the Treasury and credit sectors. We remain confident that careful sector rotation, security selection, and prudent risk control can help produce solid performance for your fund in the second half of its fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Quality Bond Fund is designed for investors seeking high current income with preservation of capital and long-term total return as secondary objectives, primarily through U.S. government securities.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                          Class A           Class B           Class M
(inception dates)         (6/2/86)          (6/6/94)          (4/12/95)
                        NAV     POP       NAV     CDSC      NAV     POP
----------------------------------------------------------------------------
6 months              -0.23%   -4.97%   -0.49%   -5.32%   -0.28%   -3.49%
----------------------------------------------------------------------------
1 year                 3.96    -0.94     3.15    -1.72     3.70     0.33
----------------------------------------------------------------------------
5 years               39.24    32.66    34.09    32.09    37.79    33.25
Annual average         6.84     5.82     6.04     5.72     6.62     5.91
----------------------------------------------------------------------------
10 years             106.45    96.73    90.66    90.66   100.84    94.38
Annual average         7.52     7.00     6.67     6.67     7.22     6.87
----------------------------------------------------------------------------
Life of fund         134.90   123.78   110.71   110.71   125.17   117.81
Annual average         6.84     6.44     5.94     5.94     6.49     6.22
----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/99

                         Lehman Brothers Government    Consumer
                                  Bond Index          price index
----------------------------------------------------------------------------
6 months                            -0.95%               1.47%
----------------------------------------------------------------------------
1 year                               6.43                2.28
----------------------------------------------------------------------------
5 years                             45.24               12.75
Annual average                       7.75                2.43
----------------------------------------------------------------------------
10 years                           130.05               35.01
Annual average                       8.69                3.05
----------------------------------------------------------------------------
Life of fund                       164.36               46.95
Annual average                       8.50                3.28
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/99

                                 Class A          Class B        Class M
------------------------------------------------------------------------------
Distributions (number)              6                6              6
------------------------------------------------------------------------------
Income                           $0.318           $0.282         $0.303
------------------------------------------------------------------------------
Capital gains                       --               --             --
------------------------------------------------------------------------------
  Total                          $0.318           $0.282         $0.303
------------------------------------------------------------------------------
Share value:                  NAV      POP          NAV       NAV      POP
------------------------------------------------------------------------------
10/31/98                     $10.21   $10.72     $10.16      $10.21   $10.55
------------------------------------------------------------------------------
4/30/99                        9.87    10.36       9.83        9.88    10.21
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1         6.44%    6.14%      5.74%       6.19%    5.99%
------------------------------------------------------------------------------
Current 30-day SEC yield2      5.19     4.94       4.43        4.94     4.77
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                           Class A           Class B            Class M
(inception dates)         (6/2/86)          (6/6/94)           (4/12/95)
                        NAV      POP      NAV     CDSC       NAV       POP
--------------------------------------------------------------------------------
6 months               -1.76%   -6.44%   -2.21%   -6.96%    -1.91%    -5.11%
--------------------------------------------------------------------------------
1 year                  4.06    -0.93     3.24    -1.64      3.79      0.42
--------------------------------------------------------------------------------
5 years                37.56    31.03    32.42    30.42     35.88     31.48
Annual average          6.59     5.55     5.78     5.46      6.32      5.63
--------------------------------------------------------------------------------
10 years              110.02   100.00    93.77    93.77    104.09     97.42
Annual average          7.70     7.18     6.84     6.84      7.39      7.04
--------------------------------------------------------------------------------
Life of fund          134.36   123.28   110.14   110.14    124.48    117.14
Annual average          6.86     6.46     5.96     5.96      6.51      6.23
--------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance summary for method of calculation.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your funds' class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Government Bond Index* is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers U.S. Treasury Index with maturities of 10 or more years.

Lehman Brothers Mortgage-Backed Securities Index* includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Salomon Brothers World Government Bond Index* is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. County eligibility is determined by market capitalization and investability criteria.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.




The fund's portfolio
April 30, 1999 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (88.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (38.3%)
--------------------------------------------------------------------------------------------------------------------------
     $    7,586,013  Federal Home Loan Mortgage Corp. 5 1/2s, with
                       due dates from March 1, 2011 to April 1, 2011                                        $    7,367,915
                     Federal National Mortgage Association Pass-through Certificates
            860,592    7s, Dwarf, with due dates from January 1, 2011 to
                       May 1, 2011                                                                                 879,147
         12,786,754    6 1/2s, with due dates from January 1, 2027 to
                       November 1, 2028                                                                         12,703,583
         20,808,280    6 1/2s, Dwarf, with due dates from December 1, 2008 to
                       October 1, 2013                                                                          20,977,240
          2,718,980    6s, Dwarf, July 1, 2013                                                                   2,693,476
                     Government National Mortgage Association
                       Pass-through Certificates
          2,191,758    9 1/2s, November 15, 2028                                                                 2,391,071
         22,528,426    8s, with due dates from January 15, 2001 to
                       February 15, 2028                                                                        23,544,824
         58,383,346    7s, with due dates from May 15, 2023 to
                       December 15, 2028                                                                        59,256,734
         10,062,355    6 1/2s, with due dates from March 15, 2028 to
                       March 15, 2029                                                                            9,996,246
                                                                                                            --------------
                                                                                                               139,810,236

U.S. Treasury Obligations (49.7%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
         12,040,000    11 7/8s, November 15, 2003 (SEG)                                                         15,164,741
         11,900,000    11 5/8s, November 15, 2004                                                               15,404,907
          3,935,000    8 1/8s, August 15, 2019                                                                   4,947,043
          7,988,000    7 1/2s, November 15, 2024                                                                 9,650,463
          9,150,000    6 1/8s, November 15, 2027                                                                 9,471,714
         36,971,000    5 1/2s, August 15, 2028                                                                  35,232,254
          9,670,000    5 1/4s, November 15, 2028                                                                 8,947,748
          2,945,000    5 1/4s, August 15, 2003                                                                   2,943,616
                     U.S. Treasury Notes
          2,225,000    6 1/4s, June 30, 2002                                                                     2,290,348
          2,830,000    5 7/8s, September 30, 2002                                                                2,888,355
            200,000    5 3/4s, August 15, 2003                                                                     203,656
          9,025,000    5 5/8s, May 15, 2008                                                                      9,160,375
          6,170,000    4 7/8s, March 31, 2001                                                                    6,146,863
         16,810,000    4 3/4s, November 15, 2008                                                                16,056,072
          7,130,000    4 3/4s, February 15, 2004                                                                 6,989,610
          7,275,000    4 5/8s, December 31, 2000                                                                 7,222,693
          6,745,000    4 5/8s, November 30, 2000                                                                 6,700,753
         23,320,000    4 1/4s, November 15, 2003                                                                22,398,160
                                                                                                            --------------
                                                                                                               181,819,371
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $326,553,440)                                                                  $  321,629,607

COLLATERALIZED MORTGAGE OBLIGATIONS (4.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Commercial Mortgage Acceptance Corp.
     $       75,000    Ser. 97-ML1, Class A2, 6.53s, 2007                                                   $       75,938
          1,550,000    Ser. 98-C2, Class A2, 6.03s, 2008                                                         1,521,180
                     Criimi Mae Commercial Mortgage Trust
          3,280,000    Ser. 98-C1, Class A2, 7s, 2011                                                            2,995,050
          1,310,000    Ser. 98-C1, Class B, 7s, 2011                                                             1,066,013
          5,306,085  Fannie Mae Strip Ser. 299, Class 2, Interest Only (IO),
                       6.5s, 2028                                                                                1,508,918
                     First Union-Lehman Brothers Commercial Mortgage Co.
          1,160,000    Ser. 97-C2, Class D, 7.12s, 2012                                                          1,109,975
            795,000    Ser. 97-C2, Class A3, 6.65s, 2007                                                           805,745
         29,896,255    Ser. 98-C2, IO, 0.816s, 2028                                                              1,178,333
                     Freddie Mac Strip
          1,986,087    Ser. 188, IO, 7.5s, 2027                                                                    427,940
          1,648,130    Ser. 192, IO, 6.5s, 2028                                                                    454,266
          1,635,230    Ser. 177, Principle Only (PO), zero %, 2026                                               1,265,515
            325,838    Ser. 194, PO, zero %, 2026                                                                  252,168
          1,278,000  GMAC Commercial Mortgage Securities Inc. Ser. 98-C1,
                       Class E, 7.154s, 2011                                                                     1,245,351
            565,000  GS Mortgage Securities Corp. II Ser. 98-GLII, Class D,
                       7.191s, 2031                                                                                540,458
            464,746  Housing Securities Inc. Ser. 1993-J, Class J2, 6.66s, 2009                                    452,982
                     Morgan Stanley Capital I
            610,000    Ser. 96-WF1, Class A2, 7.228s, 2006                                                         631,922
            315,000    Ser. 98-XL1, Class E, 6.989s, 2030                                                          307,716
            748,534  Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                       757,748
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $17,024,380)                                                                   $   16,597,218

ASSET-BACKED SECURITIES (0.3%) (a) (cost $1,022,597)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,022,597  Green Tree Recreational Equipment & Cons. Ser. 98-A,
                       Class A1C, 6.18s, 2019                                                               $    1,024,860

SHORT-TERM INVESTMENTS (4.2%) (a) (cost $15,364,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   15,364,000  Interest in $292,698,000 joint repurchase agreement dated April 30, 1999 with Warburg Securities, Inc.,
                       due May 3, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $15,370,235 for an
                       effective yield of 4.87%                                                             $   15,364,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $359,964,417) (b)                                              $  354,615,685
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $365,479,046.

  (b) The aggregate identified cost on a tax basis is $359,593,718, resulting in gross unrealized appreciation and depreciation of $3,773,993 and $8,752,026, respectively, or net unrealized depreciation of $4,978,033.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1999.


------------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1999 (Unaudited)

                                Market    Aggregate Face     Delivery    Unrealized
                                Value         Value            Date     Depreciation
------------------------------------------------------------------------------------
U.S. Treasury Bonds (short)  $3,124,875    $3,119,287        June 99      $(5,588)
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $359,964,417) (Note 1)        $354,615,685
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        5,226,734
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  125,196
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        9,961,563
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          40,625
-----------------------------------------------------------------------------------------------
Total assets                                                                        369,969,803

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         19,319
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,964,021
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              657,096
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            595,261
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               52,534
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            13,061
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,143
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  102,118
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   85,204
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     4,490,757
-----------------------------------------------------------------------------------------------
Net assets                                                                         $365,479,046

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $424,211,197
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (705,694)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (52,608,858)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                    (5,417,599)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $365,479,046

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($323,113,552 divided by 32,722,199 shares)                                               $9.87
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.87)*                                   $10.36
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($39,366,382 divided by 4,004,948 shares)**                                               $9.83
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,999,112 divided by 303,625 shares)                                                    $9.88
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.88)*                                   $10.21
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1999 (Unaudited)
Interest income:                                                                   $ 12,175,909
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,218,724
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          293,193
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           657
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,188
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   414,858
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   200,456
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     7,407
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  25,931
-----------------------------------------------------------------------------------------------
Auditing                                                                                    549
-----------------------------------------------------------------------------------------------
Legal                                                                                    12,712
-----------------------------------------------------------------------------------------------
Postage                                                                                  53,445
-----------------------------------------------------------------------------------------------
Other                                                                                    42,054
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,273,174
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (78,240)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,194,934
-----------------------------------------------------------------------------------------------
Net investment income                                                                 9,980,975
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      1,785,553
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (150,569)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              24,176
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                                 145,343
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures and
TBA sale commitments during the period                                              (12,524,693)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (10,720,190)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $  (739,215)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       April 30      October 31
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  9,980,975    $ 20,500,288
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                         1,659,160       6,100,050
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (12,379,350)     (4,128,056)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                              (739,215)     22,472,282
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (10,597,430)    (21,024,224)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,125,619)       (965,458)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (87,836)       (102,689)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         (1,127,567)     19,314,068
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (13,677,667)     19,693,979

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 379,156,713     359,462,734
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
net investment income and undistributed net investment
income of $705,694 and $1,124,216, respectively)                                   $365,479,046    $379,156,713
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         April 30
operating performance           (Unaudited)                                  Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.21           $10.19           $10.01           $10.17            $9.32           $10.47
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .27(c)           .59(c)           .61(c)           .61(c)           .60              .61
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.29)             .07              .20             (.18)             .84            (1.07)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.02)             .66              .81              .43             1.44             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.32)            (.64)            (.63)            (.59)            (.59)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                     --               --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (0.32)            (.64)            (.63)            (.59)            (.59)            (.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.87           $10.21           $10.19           $10.01           $10.17            $9.32
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              (.23)*           6.66             8.41             4.45            15.97            (4.54)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $323,114         $339,682         $347,223         $379,929         $426,252         $449,480
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .56*            1.18             1.15             1.16             1.12             1.06
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.68*            5.79             6.15             6.12             6.22             6.91
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             87.26*          174.76           218.97           297.30           234.95           317.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended                                                                           For the period
Per-share                         April 30                                                                          June 6, 1994+
operating performance           (Unaudited)                           Year ended October 31                         to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.16           $10.15            $9.98           $10.14            $9.30            $9.68
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .23(c)           .51(c)           .52              .54(c)           .52              .18
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.28)             .07              .21             (.18)             .84             (.32)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.05)             .58              .73              .36             1.36             (.14)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.28)            (.57)            (.56)            (.52)            (.52)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                     --               --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (0.28)            (.57)           (.56)             (.52)            (.52)            (.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.83           $10.16           $10.15            $9.98           $10.14            $9.30
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (0.49)*           5.84             7.55             3.74            15.09            (1.42)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $39,366          $34,679          $11,311           $7,535           $1,835             $498
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .94*            1.93             1.90             1.93             1.85              .72*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.30*            5.06             5.30             5.44             5.42             2.34*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             87.26*          174.76           218.97           297.30           234.95           317.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                    ended                                                         For the period
Per-share                                          April 30                                                       April 12, 1995+
operating performance                            (Unaudited)                 Year ended October 31                 to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $10.21           $10.19           $10.01           $10.17            $9.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .26(c)           .57(c)           .57              .59(c)           .29(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.29)             .06              .22             (.18)             .60
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.03)             .63              .79              .41              .89
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.30)            (.61)            (.61)            (.57)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (0.30)            (.61)            (.61)            (.57)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.88           $10.21           $10.19           $10.01           $10.17
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               (.28)*           6.42             8.16             4.20             9.35*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $2,999           $4,796             $929             $539             $186
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .69*            1.43             1.40             1.43              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.55*            5.54             5.81             5.90             3.15*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              87.26*          174.76           218.97           297.30           234.95
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.




Notes to financial statements
April 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam High Quality Bond Fund (the "fund)" is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1998, the fund had a capital loss carryover of approximately $54,092,000 available to offset future capital gains, if any, which will expire on October 31, 2002.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1999, fund expenses were reduced by $78,240 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $590 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $41,602 and $454 from the sale of class A and class M shares, respectively and $45,059 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $10 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 1999, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $4,232,628 and $98,261,764, respectively. Purchases and sales of U.S. government obligations aggregated $299,700,353 and $220,572,167, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1999 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,867,603       $ 49,285,724
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      620,782          6,230,698
-----------------------------------------------------------------------------
                                                 5,488,385         55,516,422

Shares
repurchased                                     (6,049,530)       (61,054,333)
-----------------------------------------------------------------------------
Net decrease                                      (561,145)      $ (5,537,911)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,101,109      $ 103,240,553
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,173,180         11,897,999
-----------------------------------------------------------------------------
                                                11,274,289        115,138,552

Shares
repurchased                                    (12,061,669)      (123,127,715)
-----------------------------------------------------------------------------
Net decrease                                      (787,380)     $  (7,989,163)
-----------------------------------------------------------------------------

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,021,925       $ 20,386,673
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       81,566            814,957
-----------------------------------------------------------------------------
                                                 2,103,491         21,201,630

Shares
repurchased                                     (1,510,516)       (15,101,298)
-----------------------------------------------------------------------------
Net increase                                       592,975       $  6,100,332
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,718,018       $ 37,872,403
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       78,440            793,085
-----------------------------------------------------------------------------
                                                 3,796,458         38,665,488

Shares
repurchased                                     (1,498,741)       (15,236,683)
-----------------------------------------------------------------------------
Net increase                                     2,297,717       $ 23,428,805
-----------------------------------------------------------------------------

                                              Six months ended April 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        138,384        $ 1,396,968
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        7,141             71,751
-----------------------------------------------------------------------------
                                                   145,525          1,468,719

Shares
repurchased                                       (311,704)        (3,158,707)
-----------------------------------------------------------------------------
Net decrease                                      (166,179)       $(1,689,988)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        444,102         $4,541,443
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        8,636             87,792
-----------------------------------------------------------------------------
                                                   452,738          4,629,235

Shares
repurchased                                        (74,041)          (754,809)
-----------------------------------------------------------------------------
Net increase                                       378,697         $3,874,426
-----------------------------------------------------------------------------



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Kevin M. Cronin
Vice President and Fund Manager

Krishna K. Memani
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Quality Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: http:
www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA030-52510 039/334/878 6/99